UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 7, 2008

Infinity Energy Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17204	20-3126427
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

633 Seventeenth Street, Suite 1800, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-932-7800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 7, 2008, Infinity Energy Resources, Inc. (the "Company") filed a press release reporting that the Autonomous Region of the Southern Atlantic voted to approve the Company’s offshore Nicaraguan exploration and development contracts on July 4, 2008. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release, dated July 7, 2008, announcing the Southern Regional Government Council’s Approval of the Company’s Offshore Nicaraguan Exploration and Development Contracts.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinity Energy Resources, Inc.

July 7, 2008	By:	/s/ Daniel F. Hutchins

Name: Daniel F. Hutchins
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 7, 2008, announcing the Southern Regional Government Council’s Approval of the Company’s Offshore Nicaraguan Exploration and Development Contracts.